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                                   EXHIBIT 10.15.1

                               REORGANIZATION AGREEMENT

    This Reorganization Agreement is entered into as of October 18, 1996 by and among Lithia Motors, Inc. ("Lithia"), LGPAC, Inc., Lithia DM, Inc., Lithia MTLM, Inc., Lithia HPI, Inc., Lithia SSO, Inc., Lithia Rentals, Inc., Discount Auto & Truck Rental, Inc., Lithia Auto Services, Inc., Lithia Holding Company L.L.C. ("Holding"), Sidney B. DeBoer ("DeBoer"), M.L. Dick Heimann ("Heimann"), R. Bradford Gray ("Gray") and Steve Philips ("Philips").

         WHEREAS, Lithia intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 pursuant to the Securities Act of 1933, as amended, (the "Registration Statement") for the public offering of shares of Class A Common Stock to be offered and sold by Lithia (the "Public Offering"); and

         WHEREAS, the Offering is dependent upon the reorganization of Lithia in the manner set forth in this Reorganization Agreement (the
    "Reorganization"); and

         WHEREAS, the parties hereto will directly and/or indirectly benefit from the Offering and, accordingly, wish to reorganize Lithia and the other entities in the manner set forth herein in order to facilitate the Offering;

    NOW, THEREFORE, in consideration of the foregoing and the benefits to be received directly or indirectly by the parties hereto from the Offering and/or this Reorganization, the parties hereto do agree as follows:

1. REORGANIZATION TRANSACTIONS. The parties, in each case to the extent provided within each of the following paragraphs, shall, effective as of the Effective Date, as hereinafter defined, do as follows:

    1.1 PURCHASE OF PHILIPS' INTEREST IN LITHIA TLM, L.L.C. Lithia will purchase from Philips and Philips will sell to Lithia the 19.99% ownership interest of Philips in Lithia TLM, L.L.C. in exchange for a purchase price of $700,000 payable by delivery by Lithia to Philips within ten days of the Effective Date of $135,000 and the cancellation of a note payable by Philips to Lithia which has an unpaid balance owing of $565,000.

    1.2 ORGANIZATION OF HOLDING. The organization of Holding will be completed pursuant to the following actions:

         (a) DeBoer will contribute to Holding (i) 1,875,000 shares of Lithia Series B Common Stock (which shares represent 62.5% of the currently issued and outstanding share of Lithia), (ii) 1,666 2/3rds shares of the common stock of Lithia Rentals, Inc. (which shares represent 62.5% of the issued and outstanding shares of Lithia Rentals, Inc.), (iii) 62.5 shares of the common stock of Lithia Leasing, Inc. (which shares represent 62.5% of the issued and outstanding shares of Lithia Leasing, Inc.), (iv) 68.75 shares of the common stock of Lithia Chrysler Plymouth Jeep Eagle, Inc. (which shares represent 62.5% of the issued and outstanding shares of Lithia Chrysler Plymouth Jeep Eagle, Inc.), (v) 4,062.5 shares of the common stock of Discount Auto & Truck Rental, Inc. (which shares represent 62.5% of the issued and outstanding shares of Discount Auto & Truck Rental, Inc.),
    (vi) his 0.01% membership interest in Lithia TLM, L.L.C., (vii) his

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    0.01% membership interest in Lithia's Grants Pass Auto Center, L.L.C. and
    (viii) his 0.01% membership interest in Lithia Dodge, L.L.C. In exchange for the foregoing, DeBoer will become the managing member of Holding and will receive a 58.125% membership interest in Holding.

         (b) Heimann will contribute to Holding (i) 1,125,000 shares of Lithia Series B Common Stock (which shares represent 37.5% of the currently issued and outstanding share of Lithia), (ii) 1,000 shares of the common stock of Lithia Rentals, Inc. (which shares represent 37.5% of the issued and outstanding shares of Lithia Rentals, Inc.), (iii) 37.5 shares of the common stock of Lithia Leasing, Inc. (which shares represent 37.5% of the issued and outstanding shares of Lithia Leasing, Inc.), (iv) 41.25 shares of the common stock of Lithia Chrysler Plymouth Jeep Eagle, Inc. (which shares represent 37.5% of the issued and outstanding shares of Lithia Chrysler Plymouth Jeep Eagle, Inc.) and (v) 2,437.5 shares of the common stock of Discount Auto & Truck Rental, Inc. (which shares represent 37.5% of the issued and outstanding shares of Discount Auto & Truck Rental, Inc.). In exchange for the foregoing, Heimann will receive a 34.875% membership interest in Holding.

         (c) Gray will contribute to Holding (i) his 24.99% membership interest in Lithia's Grants Pass Auto Center, L.L.C. and (ii) his 24.99% membership interest in Lithia Dodge, L.L.C. In exchange for the foregoing, Gray will receive a 7% membership interest in Holding.

As a result of the foregoing, Holding will own (i) 3,000,000 shares of Lithia Series B Common Stock (which shares represent 100% of the currently issued and outstanding share of Lithia), (ii) 2,666 2/3rds shares of the common stock of Lithia Rentals, Inc. (which shares represent 100% of the issued and outstanding shares of Lithia Rentals, Inc.), (iii) 100 shares of the common stock of Lithia Leasing, Inc. (which shares represent 100% of the issued and outstanding shares of Lithia Leasing, Inc.), (iv) 110 shares of the common stock of Lithia Chrysler Plymouth Jeep Eagle, Inc. (which shares represent 100% of the issued and outstanding shares of Lithia Chrysler Plymouth Jeep Eagle, Inc.), (v) 6,500 shares of the common stock of Discount Auto & Truck Rental, Inc. (which shares represent 100% of the issued and outstanding shares of Discount Auto & Truck Rental, Inc.), (vi) a 0.01% membership interest in Lithia TLM, L.L.C., (vii) a 25% membership interest in Lithia's Grants Pass Auto Center, L.L.C. and (viii) a 25% membership interest in Lithia Dodge, L.L.C.

    1.3 ORGANIZATION OF LGPAC, INC. Holding will contribute to Lithia the 25% ownership interest in Lithia's Grants Pass Auto Center, L.L.C. which was transferred to Holding by Gray and DeBoer. Lithia will then contribute to LGPAC, Inc. this 25% ownership interest in Lithia's Grants Pass Auto Center, L.L.C. (but not Lithia's own 75% ownership interest as the Manager Member of Lithia's Grants Pass Auto Center, L.L.C.) in exchange for 100 shares of common stock of LGPAC, Inc. (which shares will represent 100% of the issued and outstanding shares of LGPAC, Inc.). Since Holding will become the sole shareholder of Lithia pursuant to this Reorganization Agreement, no additional shares of capital stock will be issued by Lithia or LGPAC, Inc. to Holding as a result of these contributions by Holding and no other consideration will be paid by Lithia or by LGPAC, Inc. in connection with the foregoing. As a result of the foregoing, LGPAC, Inc. will own a 25% Member interest in Lithia's Grants Pass Auto Center, L.L.C. and Lithia will continue to own the 75% Manager Member interest in Lithia's Grants Pass Auto Center, L.L.C. At a later date, Lithia may, in its sole discretion, contribute to LGPAC, Inc. the remaining 75% Manager Member interest in Lithia's Grants Pass Auto Center, L.L.C. at which time LGPAC, Inc. may, at its option, terminate and dissolve Lithia's Grants Pass Auto Center, L.L.C.

    1.4 ORGANIZATION OF LITHIA DM, INC. Holding will contribute to Lithia the 25% ownership interest in Lithia Dodge, L.L.C. which was transferred to Holding by Gray and DeBoer. Lithia will then contribute to Lithia DM, Inc. this 25% ownership interest in Lithia Dodge, L.L.C. (but not Lithia's own 75% ownership interest as the Manager Member of Lithia Dodge, L.L.C.) in exchange

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for 100 shares of common stock of Lithia DM, Inc. (which shares will represent
100% of the issued and outstanding shares of Lithia DM, Inc.). Since Holding will become the sole shareholder of Lithia pursuant to this Reorganization Agreement, no additional shares of capital stock will be issued by Lithia or Lithia DM, Inc. to Holding as a result of these contributions by Holding and no other consideration will be paid by Lithia or by Lithia DM, Inc. in connection with the foregoing. As a result of the foregoing, Lithia DM, Inc. will own a 25% Member interest in Lithia Dodge, L.L.C. and Lithia will continue to own the 75% Manager Member interest in Lithia Dodge, L.L.C. At a later date, Lithia may, in its sole discretion, contribute to Lithia DM, Inc. the remaining 75% Manager Member interest in Lithia Dodge, L.L.C. at which time Lithia DM, Inc. may, at its option, terminate and dissolve Lithia Dodge, L.L.C.

    1.5 TRANSFER OF OWNERSHIP OF LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC. Holdings will surrender 10 shares of common stock of the Lithia Chrysler Plymouth Jeep Eagle, Inc. back to the issuer for cancellation. Holding will then contribute to Lithia DM, Inc. the remaining 100 shares of the common stock of Lithia Chrysler Plymouth Jeep Eagle, Inc. (which shares now represent 100% of the issued and outstanding shares of Lithia Chrysler Plymouth Jeep Eagle, Inc.). As a result of the foregoing, Lithia Chrysler Plymouth Jeep Eagle, Inc. will be a wholly-owned subsidiary of Lithia DM, Inc. Since Holding will become the sole shareholder of Lithia pursuant to this Reorganization Agreement and upon the Effective Date Lithia will become the sole shareholder of Lithia DM, Inc., no additional shares of capital stock will be issued by Lithia to Holding or by Lithia DM, Inc. to Lithia as a result of the foregoing and no other consideration will be paid by Lithia DM, Inc. to either Lithia or Holding in connection with the foregoing.

    1.6 ORGANIZATION OF LITHIA MTLM, INC. Holding will contribute to Lithia the 0.01% ownership interest in Lithia TLM, L.L.C. which was transferred to Holding by DeBoer. Lithia will then contribute to Lithia MTLM, Inc. this 0.01% ownership interest together with the 19.99% ownership interest in Lithia TLM, L.L.C. which Lithia purchased from Philips (but not Lithia's own 80% ownership interest as the Manager Member of Lithia TLM, L.L.C.) in exchange for 100 shares of common stock of Lithia MTLM, Inc. (which shares will represent 100% of the issued and outstanding shares of Lithia MTLM, Inc.). Since Holding will become the sole shareholder of Lithia pursuant to this Reorganization Agreement, no additional shares of capital stock will be issued by Lithia or Lithia MTLM, Inc. to Holding as a result of this contribution by Holding and no other consideration will be paid by Lithia or by Lithia MTLM, Inc. in connection with the foregoing. As a result of the foregoing, Lithia MTLM, Inc. will own a 20% Member interest in Lithia TLM, L.L.C. and Lithia will continue to own the 80% Manager Member interest in Lithia TLM, L.L.C. At a later date, Lithia may, in its sole discretion, contribute to Lithia MTLM, Inc. the remaining 80% Manager Member interest in Lithia TLM, L.L.C. at which time Lithia MTLM, Inc. may, at its option, terminate and dissolve Lithia TLM, L.L.C.

    1.7  ORGANIZATION OF LITHIA HPI, INC.  Lithia will contribute to Lithia
HPI, Inc. all of the assets and liabilities of Lithia's "Lithia Honda Pontiac Suzuki Isuzu Volkswagen" operating division in exchange for 100 shares of common stock of Lithia HPI, Inc. (which shares will represent 100% of the issued and outstanding shares of Lithia HPI, Inc.) and the assumption by Lithia HPI, Inc. of all the liabilities of Lithia's "Lithia Honda Pontiac Suzuki Isuzu Volkswagen" operating division. As a result of the foregoing, Lithia HPI, Inc. will be a wholly-owned subsidiary of Lithia.

    1.8  ORGANIZATION OF LITHIA SSO, INC.  Lithia will contribute to Lithia
SSO, Inc. all of the assets and liabilities of Lithia's "Saturn of Southwest Oregon" operating division in exchange for 100 shares of common stock of Lithia SSO, Inc. (which shares will represent 100% of the issued and outstanding shares of Lithia SSO, Inc.) and the assumption by Lithia SSO, Inc. of all the liabilities of Lithia's "Saturn of Southwest Oregon" operating division. As a result of the foregoing, Lithia SSO, Inc. will be a wholly-owned subsidiary of Lithia.

    1.9 TRANSFER OF OWNERSHIP OF LITHIA LEASING, INC. AND CHANGE OF CORPORATE NAME. Holdings will contribute to Lithia 100 shares of the common stock of Lithia Leasing, Inc. (which shares


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represent 100% of the issued and outstanding shares of Lithia Leasing, Inc.).
As a result of the foregoing, Lithia Leasing, Inc. will be a wholly-owned subsidiary of Lithia and the S-Corporation status of Lithia Leasing, Inc. will be terminated as of the Effective Date. Since Holding will become the sole shareholder of Lithia pursuant to this Reorganization Agreement, no additional shares of capital stock will be issued by Lithia to Holding as a result of the foregoing and no other consideration will be paid by Lithia in connection with the foregoing. The directors and shareholders of Lithia Leasing, Inc. have previously approved an amendment to and restatement of the Articles of Incorporation of Lithia Leasing, Inc. pursuant to which the name of Lithia Leasing, Inc. shall, on or before the Effective Date, be changed to Lithia Financial Corporation.

    1.10 TRANSFER OF OWNERSHIP OF LITHIA RENTALS, INC. Holdings will surrender 2,566 2/3rds shares of common stock of the Lithia Rentals, Inc. back to the issuer for cancellation. Holding will then contribute to Lithia the remaining 100 shares of the common stock of Lithia Rentals, Inc. (which shares now represent 100% of the issued and outstanding shares of Lithia Rentals, Inc.). As a result of the foregoing, Lithia Rentals, Inc. will be a wholly-owned subsidiary of Lithia and the S-Corporation status of Lithia Rentals, Inc. will be terminated as of the Effective Date. Since Holding will become the sole shareholder of Lithia pursuant to this Reorganization Agreement, no additional shares of capital stock will be issued by Lithia to Holding as a result of the foregoing and no other consideration will be paid by Lithia in connection with the foregoing.

    1.11 MERGER OF DISCOUNT AUTO & TRUCK RENTAL, INC. WITH AND INTO LITHIA RENTALS, INC. As of the Effective Date, Discount Auto & Truck Rental, Inc. will be merged with and into Lithia Rentals, Inc. In this merger, Lithia Rentals, Inc. will be the surviving corporation, the articles of incorporation, bylaws, officers and directors of Lithia Rentals, Inc. immediately prior to this merger shall, after the merger, be the articles of incorporation, bylaws, officers and directors of the surviving corporation and the separate existence of Discount Auto & Truck Rental, Inc. shall terminate. Since Holding will become the sole shareholder of both Lithia and Discount Auto & Truck Rental, Inc. pursuant to this Reorganization Agreement and pursuant to this Reorganization Agreement Lithia will become the sole shareholder of Lithia Rentals, Inc., no additional shares of capital stock will be issued by Lithia to Holding or by Lithia Rentals, Inc. to Holding as a result of this merger or in exchange for the previously outstanding shares of capital stock Discount Auto & Truck Rental, Inc. and all of the previously outstanding shares of capital stock of Discount Auto & Truck Rental, Inc. shall be cancelled without any other consideration being paid by Lithia Rentals, Inc. or by Lithia to Holding in this merger. Lithia Rentals, Inc. may thereafter file for an assumed business name registration for the name "Discount Auto & Truck Rental."

    1.12 ORGANIZATION OF LITHIA AUTO SERVICES, INC. Lithia will contribute to Lithia Auto Services, Inc. all of the assets and liabilities of Lithia's "Lithia Body & Paint" operating division together with all of the assets and liabilities of Lithia's "Thrift Auto Supply" operating division in exchange for 100 shares of common stock of Lithia Auto Services, Inc. (which shares will represent 100% of the issued and outstanding shares of Lithia Auto Services, Inc.) and the assumption by Lithia Auto Services, Inc. of all the liabilities of Lithia's "Lithia Body & Paint" operating division and all the liabilities of Lithia's "Thrift Auto Supply" operating division. As a result of the foregoing, Lithia Auto Services, Inc. will be a wholly-owned subsidiary of Lithia.

    1.13 ASSUMPTION AND PAYMENT OF DISTRIBUTION NOTES. It is understood and agreed by the parties that each of Lithia, Lithia Dodge, L.L.C., Lithia TLM, L.L.C., Lithia's Grants Pass Auto Center, L.L.C., Lithia Rentals, Inc., Lithia Leasing, Inc., and Discount Auto & Truck, Inc. have distributed to their members or shareholders, as the case may be, promissory notes in an aggregate amount of $3,865,000 representing all of the previously taxed undistributed earnings of these entities through December 31, 1995 and that, on or before the Effective Date, each of these entities will make an additional distribution to their members or shareholders, as the case may be, cash or promissory notes in an amount equal to the undistributed taxable income of the respective entity from January 1, 1996 through the Effective Date. Lithia, for itself and on behalf of each of

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the other entities, hereby agrees and undertakes to prepay all of these promissory notes within 30 days after the Effective Date.

    1.14 TRANSFER OF OWNERSHIP OF LITHIA TKV, INC. On the Effective Date, DeBoer and Heimann will sell the shares of the common stock of Lithia TKV, Inc. (which shares collectively represent 100% of the issued and outstanding shares of Lithia TKV, Inc.) to Lithia for a purchase price of $2,437,500.00 with respect to the 62.5 shares owned by DeBoer and $1,462,500.00 with respect to the
37.5 shares owned by Heimann. As a result of the foregoing, Lithia TKV, Inc. will be a wholly-owned subsidiary of Lithia as of the Effective Date.

    1.15  ORGANIZATION OR TRANSFER OF OWNERSHIP OF LITHIA HS, INC.   If Lithia
HS, Inc. has not be organized and shares of its stock have not been issued prior to the earlier to occur of the Effective Date or January 1, 1997, then Lithia HS, Inc. will be organized with 100% of the initially issued shares being issued to Lithia. If, however, Lithia HS, Inc. is organized and shares of stock have been issued by it prior to the earlier of such dates, then on the Effective Date the holders of those shares will sell the shares to Lithia for a purchase price equal to the amount paid by them for those shares As a result of the foregoing, Lithia HS, Inc. will be a wholly-owned subsidiary of Lithia as of the Effective Date.

    1.16 FURTHER ASSURANCES. Each of the parties hereto agrees that it will take such actions, including the execution and delivery of documents, and cause any and all other entities controlled by such party to take such actions, including the execution and delivery of documents, as may be necessary or desirable in order to fully effectuate the reorganization in the manner set forth in this Reorganization Agreement. Each of the parties hereto further agrees that it will refrain from taking any action and will cause any and all other entities controlled by such party to refrain from taking any action which would prevent or impede the full effectuation of the reorganization in the manner set forth in this Reorganization Agreement.

2. EFFECTIVE DATE. For purposes of this Reorganization Agreement, the "Effective Date" shall be that date on which Lithia's Registration Statement is declared effective by the SEC. However, if, for any reason, the Public Offering does not occur and closing thereon is not completed within ten (10) days of the Effective Date (or such longer period as the parties hereto may agree upon), then the reorganization set forth in this Reorganization Agreement shall be fully rescinded and this Reorganization Agreement shall become null and void.

3.  MISCELLANEOUS.

    3.1 ENTIRE AGREEMENT. This Reorganization Agreement and the various other documents referenced herein or executed in connection with the effectuation of the reorganization in the manner set forth in this Reorganization Agreement constitute the final and complete expression of the parties intentions with respect to the transactions contemplated herein and replaces and supersedes any prior agreements, representations or understandings, whether written or oral.

    3.2 HEADINGS. Headings set forth herein are for convenience only and will not control or affect the meaning or construction of the provisions of this Reorganization Agreement.

    3.3 AMENDMENT AND WAIVER. The terms of this Reorganization Agreement may not be modified, altered, amended or superseded except by an agreement in writing signed by the party against whom such change is to be enforced. No waiver of any term of this Reorganization Agreement shall be effective unless acknowledged in writing by the party granting such waiver.

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    3.4  GOVERNING LAW.  The construction and performance of this
Reorganization Agreement will be governed by the laws of the State of Oregon (except for the choice of law provisions thereof).

    3.5 BENEFIT AND ASSIGNMENT. This Reorganization Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party may voluntarily or involuntarily assign such party's rights or obligations under this Reorganization Agreement without the prior written consent of all of the other parties.

    IN WITNESS WHEREOF, the parties have executed this Reorganization Agreement on or as of the date first written above.

LITHIA MOTORS, INC.                    LGPAC, INC.


By:                                    By:
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Its:                                   Its:
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LITHIA DM, INC.                        LITHIA MTLM, INC.


By:                                    By:
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Its:                                   Its:
   -------------------------------------


LITHIA HPI, INC.                       LITHIA SSO, INC.


By:                                    By:
   -------------------------------------
Its:                                   Its:
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LITHIA RENTALS, INC.                   DISCOUNT AUTO & TRUCK RENTAL, INC.


By:                                    By:
   -------------------------------------
Its:                                   Its:
   -------------------------------------

LITHIA AUTO SERVICES, INC.             LITHIA HOLDING COMPANY L.L.C.


By:                                    By:
   -------------------------------------
Its:                                   Its:
   -------------------------------------

SIDNEY B. DEBOER                       M.L. DICK HEIMANN

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R. BRADFORD GRAY                       STEVE PHILIPS

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